UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 5, 2008

BLACKROCK KELSO CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33559	20-2725151
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________________________________

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 6, 2008, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2008.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 7.01.	REGULATION FD DISCLOSURE.

The Registrant issued a press release, filed herewith as Exhibit 99.1, and by this reference incorporated herein, on November 6, 2008 announcing the declaration of a fourth quarter dividend of $0.43 per share.  The dividend is payable on December 31, 2008 to stockholders of record as of December 15, 2008.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 8.01.	OTHER EVENTS.

On November 5, 2008, the Registrant adopted amendments to its dividend reinvestment plan (the “plan”).  Under the new plan, dividends are permitted to be reinvested only if the reinvestment purchase price equals or exceeds the Registrant’s net asset value on the date of payment.  If the reinvestment purchase price is below the Registrant’s net asset value, no reinvestment will occur under the plan and all dividends will be paid to shareholders in cash.  The reinvestment purchase price under the new plan is the greater of the Registrant’s net asset value or 95% of the closing market price of the Registrant’s common stock on the date of payment.  In order to opt out of dividend reinvestment under the new plan, participants must provide notice to the plan agent no later than the record date for the dividend involved.  The amendments are effective as of their adoption date with respect to dividends paid thereafter.  A copy of the Amended and Restated Dividend Reinvestment Plan is included as Exhibit 99.2 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of November 6, 2008
99.2	Amended and Restated Dividend Reinvestment Plan, dated as of November 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: November 6, 2008	By:	/s/ Frank D. Gordon
Name:	Frank D. Gordon
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated as of November 6, 2008
99.2	Amended and Restated Dividend Reinvestment Plan, dated as of November 5, 2008